Net Income (Loss) Per Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Net Income (Loss) Per Share

Net Income (Loss) Per Share

Pursuant to the Restated and Amended Certificate of Incorporation and as a result of the reverse recapitalization, the Company has retrospectively adjusted the weighted average shares outstanding prior to June 10, 2020 to give effect to the exchange ratio used to determine the number of shares of common stock into which they were converted.

Basic net income (loss) per share is computed based on the weighted average number of shares of common stock outstanding during the period. Diluted net income (loss) per share is computed based on the weighted average number of common shares outstanding plus the effect of dilutive potential common shares outstanding during the period using the treasury stock method.

The following table sets forth the computation of basic and diluted net income (loss) per share attributable to common stockholders for the years ended December 31, 2020, 2019 and 2018:

	Year Ended December 31,
	2020	2019	2018
	(int thousands, except shares and per share data)
Basic net income (loss) per share:
Numerator
Net income (loss)	$(97,564)	$62,544	$28,279
Preferred distribution to redeemable convertible preferred units	(40,689)	(11,058)	(9,066)
Non-cash adjustments to redemption amount of the redeemable convertible preferred unis	47,537	(163,425)	(63,311)

Net loss attributable to common stockholders	$(90,716)	$(111,939)	$(44,098)
Denominator
Basic weighted-average common shares	82,908,772	37,631,052	37,631,052
Basic net loss per share attributable to common stockholders	$(1.09)	$(2.97)	$(1.17)

Due to net losses incurred for the years ended December 31, 2020, 2019 and 2018, basic and diluted loss per share were the same, as the effect of all potentially dilutive securities would have been anti-dilutive. The following weighted average shares of the potentially dilutive outstanding securities for the years ended December 31, 2020, 2019 and 2018 were excluded from the computation of diluted net loss per share because their effect would have been anti-dilutive for the periods presented.

	Year Ended December 31,
	2020	2019	2018
Redeemable public warrants	836,474	—	—
Contingency consideration	3,018,699	—	—
Retroactively restated redeemable convertible Series C preferred units	6,281,025	14,278,603	14,278,603

Total	10,136,198	14,278,603	14,278,603

The Company’s pre-merger LLC membership structure included several different types of LLC interests including ownership interests and profits interests. The Company analyzed the calculation of earnings per unit by using the two-class method for the years ended December 31, 2019 and 2018 and determined that it resulted in values that would not be comparable to the same periods in 2020 and therefore not meaningful to the users of these consolidated financial statements. As a result, the Open Lending, LLC’s net income (loss) per share information has not been presented for any period.